SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT – May 12, 2009

(Date of Earliest Event Reported)

COLUMBIA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Commission File No.  1-10352

Delaware	59-2758596
(State of Incorporation)	(I.R.S. Employer Identification No.)

354 Eisenhower Parkway Livingston, New Jersey	07039
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code:  (973) 994-3999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the resignation of James A. Meer, as Senior Vice President and Chief Financial Officer of Columbia Laboratories, Inc. (the “Company”), described in Item 5.02(b) of this Current Report on Form 8-K, the Company and Mr. Meer have entered into a separation agreement and general release of claims (the “Separation and Release Agreement”) that provides Mr. Meer with the payments and benefits he would have been entitled to under his Amended and Restated Employment Agreement with the Company dated March 11, 2009 (the “Employment Agreement”) if his Employment Agreement had been terminated by the Company without cause pursuant to Section 6(f). The Employment Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K. Also pursuant to the Separation and Release Agreement, the Company has agreed to extend the exercise period for certain of Mr. Meer’s vested stock option grants for two years and for which the Company estimates that it will incur a non-cash charge to earnings in the current quarter of approximately $100,000. Mr. Meer has agreed to be available for consultation with the Company after his termination of employment and agreed to release the Company from any claims he may have against the Company. The foregoing description is qualified by reference to the Separation and Release Agreement filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 1.02 Termination of a Material Definitive Agreement.

On May 12, 2009, James A. Meer terminated the Employment Agreement, described in Item 1.01 above, pursuant to Section 6(e) of the Employment Agreement by resigning from his position as Senior Vice President and Chief Financial Officer of the Company, effective June 11, 2009.

Item 5.02(b) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2009, James A. Meer resigned from his position as Senior Vice President and Chief Financial Officer of the Company. The resignation is effective June 11, 2009.

Item 9.01                      Financial Statements and Exhibits.

 (d)           Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement by and between Columbia Laboratories, Inc. and James Meer dated March 11, 2009
10.2	Separation and Release Agreement by and between Columbia Laboratories, Inc. and James A. Meer effective as of May 18, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 18, 2009

                                      COLUMBIA LABORATORIES, INC.

By: /s/ Michael McGrane
Michael McGrane
Senior Vice President,
General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement by and between Columbia Laboratories, Inc. and James Meer dated March 11, 2009
10.2	Separation and Release Agreement by and between Columbia Laboratories, Inc. and James A. Meer effective as of May 18, 2009